[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[165,080,000] (APPROXIMATE)
                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-2HE

                             [THE WINTER GROUP LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                                WACHOVIA BANK NA
                             TRUSTEE/MASTER SERVICER

                                  JULY 18, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

                                   TERM SHEET
                                  JULY 18, 2003

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-2HE

                           $165,080,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                      PAYMENT                             EXPECTED    STATED
                                       WAL (YRS)       WINDOW                              FINAL       FINAL
               APPROX                  (CALL(4)/     (CALL (4)/   PAYMENT    INTEREST     MATURITY   MATURITY     EXPECTED RATINGS
CLASS         SIZE ($)      COUPON     MATURITY)     MATURITY)     DELAY      ACCRUAL       (4)         (5)          (FITC/S&P)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A     145,338,000   LIBOR + [ ]  3.03/3.30    1-103/1-226      0      Actual/360     2/2012     7/2034        [AAA/AAA]
                           (1), (2)
----------------------------------------------------------------------------------------------------------------------------------
CLASS M-1     9,661,000   LIBOR + [ ]  5.59/6.14   37-103/37-176     0      Actual/360     2/2012     7/2034         [AA/AA]
                           (1), (3)
----------------------------------------------------------------------------------------------------------------------------------
CLASS M-2     5,040,000   LIBOR + [ ]  5.58/6.01   37-103/37-153     0      Actual/360     2/2012     7/2034          [A/A]
                           (1), (3)
----------------------------------------------------------------------------------------------------------------------------------
CLASS B       5,041,000    6.00% (1),  5.54/5.70   37-103/37-131    24        30/360       2/2012     7/2034        [BBB/BBB]
----------------------------------------------------------------------------------------------------------------------------------
TOTAL       165,080,000
OFFERED:
----------------------------------------------------------------------------------------------------------------------------------

     1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

     2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

     3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1 and Class M-2 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

     4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

     5)   Assumes latest maturity date of Mortgage Loans plus one year

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE

Scott Soltas                   212-449-3659    ssoltas@exchange.ml.com
Charles Sorrentino             212-449-3659    csorrentino@exchange.ml.com
Brian Stoker                   212-449-3659    bstoker@exchange.ml.com

GLOBAL ASSET BACKED FINANCE

Matt Whalen                    212-449-0752    mwhalen@exchange.ml.com
Paul Park                      212-449-6380    ppark@exchange.ml.com
Ted Bouloukos                  212-449-5029    tbouloukos@exchange.ml.com
Fred Hubert                    212-449-5071    fhubert@exchange.ml.com
Alan Chan                      212-449-8140    alanchan@exchange.ml.com
Alice Chang                    212-449-1701    achang1@exchange.ml.com
Amanda DeZutter                212-449-0425    adezutter@exchange.ml.com

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

TITLE OF OFFERED           Terwin Mortgage Trust Asset-Backed Certificates, TMTS
CERTIFICATES               Series 2003-2HE

                           Class A Certificates,
                           Class M-1 and Class M-2 Certificates (collectively, the "Class M Certificates"), Class B Certificates

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                           Terwin Capital, LLC

SELLER                     Terwin Advisors LLC

SERVICER                   Litton Loan Servicing, LP

TRUSTEE/MASTER             Wachovia Bank NA
SERVICER

CUT-OFF DATE               July 1, 2003

PRICING DATE               On or about July 22, 2003

CLOSING DATE               On or about August 5, 2003

DISTRIBUTION DATES         Distribution of principal and interest on the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in August
                           2003.

ERISA CONSIDERATIONS       The offered certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT           The offered certificates will not constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

OPTIONAL TERMINATION       The Servicer has the option to terminate the trust
                           when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                           Loans as of the Cut-Off Date.

MORTGAGE LOANS             The mortgage pool will consist of fixed rate and
                           adjustable rate, first lien, sub-prime mortgage loans
                           ("Mortgage Loans") having an aggregate stated principal balance as of the Cut-Off Date of approximately [$168,020,912] acquired under the The
                           Winter Group Underwriting Guidelines or purchased per
                           Sellers' guidelines and will be serviced by Litton
                           Loan Servicing, L.P.

TOTAL DEAL SIZE            Approximately $165,080,000

ADMINISTRATIVE FEES        The Servicer and Trustee will be paid fees
                           aggregating approximately [51] bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

CREDIT ENHANCEMENTS

                           1.   Mortgage Insurance

                           2.   Excess interest

                           3.   Over-Collateralization

                           4.   Subordination

MORTGAGE INSURANCE         As of the cut-off date, approximately 9.54% and 4.08%
                           of the mortgage loans will be covered by borrower paid mortgage insurance and lender paid mortgage insurance, respectively.

EXCESS INTEREST            Excess interest cashflow will be available as credit
                           enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.75% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the Excess Interest as principal payments on the senior certificates until the overcollateralization target is reached, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans. Once the over-collateralization target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the over-collateralization target amount (i.e., 1.75% of the aggregate principal balance of the Mortgage Loans as of the Closing Date).

                           Initial: 1.75% of original balance
                           Target:  1.75% of original balance before stepdown
                                    (3.50% of currrent balance after stepdown)
                           Floor:   0.50% of original balance

SUBORDINATION:                  CLASSES      RATING (F/S)    SUBORDINATION (1)
                                -------      ------------    -----------------
(1) includes OC target          Class A       [AAA/ AAA]           13.50%
                               Class M-1       [AA/AA]              7.75%
                               Class M-2        [A /A]              4.75%
                                Class B       [BBB/ BBB]            1.75%


CLASS SIZES:                    CLASSES      RATING (F/S)      CLASS SIZES
                                -------      ------------      -----------
                                Class A       [AAA/ AAA]           86.50%
                               Class M-1       [AA/AA]              5.75%
                               Class M-2        [A /A]              3.00%
                                Class B       [BBB/ BBB]            3.00%

INTEREST ACCRUAL           For the Class A, Class M-1 and Class M-2
                           Certificates, interest will initially accrue from the Closing Date to (but excluding) the first
                           Distribution Date, and thereafter, from the prior
                           Distribution Date to (but excluding) the current
                           Distribution Date. For Class B Certificates, interest will accrue during the calendar month preceding the month of distribution.

COUPON STEP UP             If the 10% clean-up call for the Certificates is not
                           exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A
                           Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1 and Class M-2
                           Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution
                           Dates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

AVAILABLE FUNDS CAP        The pass-through rates of the Class A, Class M-1, and
                           Class M-2, and Class B Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage
                           Rates in effect on the related due date plus any 1ML
                           Cap flows, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. For Class A, Class M-1, and Class M2 Certificates such rate is multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage
                           Rate" means, with respect to any mortgage loan the mortgage rate less the Administrative Fees and Mortgage Insurance Fees.

1ML CAP The trust fund will own a one-month LIBOR Cap contract purchased for the benefit of the offered certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 20. Payments received on the cap contract will be available to pay interest to the holders of the offered certificates, up to the amount of interest shortfalls on such certificates at rates in excess of the Available Funds Cap, as described herein.

MAXIMUM RATE CAP           The pass-through rate of the Certificates will also
                           be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL                  If on any Distribution Date the pass-through rate is
REIMBURSEMENT              limited by the Available Funds Cap, the amount of
                           additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                           (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY           1. Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>        2. Servicing Fees, Trustee Fees and Mortgage
                               Insurance Fees.

                            3. Available interest funds, as follows: monthly
                               interest, including any unpaid monthly interest from prior months, to the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, and then to the Class B Certificates.

                            4. Available principal funds, as follows: monthly
                               principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                            5. Excess interest in the order as described under
                               "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                            6. Excess interest to pay subordinate principal
                               shortfalls.

                            7. Excess interest to pay Carryover resulting from
                               imposition of the Available Funds Cap (1).

                            8. Any remaining amount will be paid in accordance
                               with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates (1).

                           (1.) Amounts received on the 1ML Cap will be available only to make payments described in items 7 and 8 above

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

         After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class B Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A        27.00%
CLASS M-1      15.50%
CLASS M-2       9.50%
CLASS B         3.50%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the August 2006 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Step Down Loss Trigger Event does not exist.

SUBORDINATE                The first Distribution Date on which the Senior
CLASS PRINCIPAL            Enhancement Percentage (i.e., the sum of the
DISTRIBUTION               outstanding principal balance of the subordinate
DATE                       Certificates and the O/C amount divided by the
                           aggregate stated principal balance of the Mortgage
                           Loans) is greater than or equal to the Senior
                           Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                           27.00%
                           or
                           13.50%*2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

STEP DOWN LOSS             The situation that exists with respect to any
TRIGGER EVENT              Distribution Date after the Stepdown Date, if (a) the
<Preliminary and           quotient of (1) the aggregate Stated Principal
Subject to Revision>       Balance of all Mortgage Loans 60 or more days
                           delinquent, measured on a rolling three month basis
                           (including Mortgage Loans in foreclosure REO
                           Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                           Remittance Date, equals or exceeds the product of (i)
                           [42.50%] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off
                           Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                           Percentage.

DISTRIBUTION DATE OCCURRING      REQUIRED LOSS PERCENTAGE
---------------------------      ------------------------
August 2006 - July 2007          [TBD] with respect to August 2006, plus an additional
                                 1/12th of [TBD] for each month thereafter
August 2007 - July 2008          [TBD] with respect to August 2007, plus an additional
                                 1/12th of [TBD] for each month thereafter
August 2008 - July 2009          [TBD] with respect to August 2008, plus an additional
                                 1/12th of [TBD] for each month thereafter
August 2009 and thereafter       [TBD]
                             (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                 The Certificates will be offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                           Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES       The following tables describe the mortgage loans and
                           the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

Aggregate Outstanding Principal Balance                       $168,020,912
Aggregate Original Principal Balance                          $168,219,820
Number of Mortgage Loans                                               853

                                             MINIMUM                        MAXIMUM                   AVERAGE(1)
                                             -------                        -------                   ----------
Original Principal Balance                   $19,800                       $1,000,000                 $197,210
Outstanding Principal Balance                $19,765                       $1,000,000                 $196,976

                                       MINIMUM           MAXIMUM      WEIGHTED AVERAGE(2)
                                       -------           -------      -------------------
Original Term (mos)                       180               360               341
Stated remaining Term (mos)               173               360               338
Loan Age (mos)                              0                24                 3
Current Interest Rate                   3.875%           11.780%            7.526%
Initial Interest Rate Cap(4)            1.000%            5.000%            3.062%
Periodic Rate Cap(4)                    1.000%            1.000%            1.000%
Gross Margin(4)                         2.125%           10.660%            5.477%
Maximum Mortgage Rate(4)                9.375%           17.780%           13.088%
Minimum Mortgage Rate(4)                4.375%           11.780%            7.090%
Months to Roll(4)                           1                58                25
Original Loan-to-Value                  17.88%           100.00%            79.48%
Credit Score(3)                           502               793               643

                                                    EARLIEST                                               LATEST
                                                    --------                                               ------
Maturity Date                                     December 2017                                           July 2033

                                     PERCENT OF
LIEN POSITION                       MORTGAGE POOL
-------------                       -------------
1st Lien                              100.00%

                                     PERCENT OF
OCCUPANCY                           MORTGAGE POOL
---------                           -------------
Primary                                84.06%
Second Home                             2.62
Investment                             13.32

                                    PERCENT OF
LOAN TYPE                          MORTGAGE POOL
---------                          -------------
Fixed Rate                            56.17%
ARM                                   43.83

                                  PERCENT OF
YEAR OF ORIGINATION             MORTGAGE POOL
-------------------             -------------
      2001                          0.15%
      2002                          7.13
      2003                         92.72

                                  PERCENT OF
    LOAN PURPOSE                 MORTGAGE POOL
    ------------                 -------------
Purchase                            44.63%
Refinance - Rate Term               14.01
Refinance - Cashout                 41.35

                                   PERCENT OF
    PROPERTY TYPE                 MORTGAGE POOL
    -------------                 -------------
Single Family Residence              59.62%
Townhouse                             0.07
Condo                                 5.59
2-4 Family                           18.96
PUD                                  13.68
Manufactured Housing                  2.07

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by  Outstanding Principal Balance.

(3) Minimum  and   Weighting only for loans with scores.

(4) ARM Loans Only

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

MORTGAGE RATES

                                            AGGREGATE
                               NUMBER       PRINCIPAL     PERCENT OF    WEIGHTED      WEIGHTED
                            OF MORTGAGE      BALANCE       MORTGAGE     AVERAGE       AVERAGE      AVERAGE    ORIGINAL     FULL
RANGE OF MORTGAGE RATES        LOANS       OUTSTANDING       POOL        COUPON         FICO       BALANCE      LTV        DOC
--------------------------------------------------------------------------------------------------------------------------------
5.500% or less                   8         $  2,526,834      1.50%        4.956%        702       $315,854      70.89%     53.08%
5.501% to 6.000%                13            4,377,130      2.61         5.855         704        336,702      69.94       9.04
6.001% to 6.500%                71           20,906,455     12.44         6.348         649        294,457      73.23      44.43
6.501% to 7.000%               138           30,093,758     17.91         6.845         640        218,071      77.09      46.55
7.001% to 7.500%               147           35,780,905     21.30         7.349         654        243,408      77.68      33.62
7.501% to 8.000%               172           31,974,749     19.03         7.796         635        185,900      82.57      47.66
8.001% to 8.500%               125           20,307,467     12.09         8.330         639        162,460      84.69      42.17
8.501% to 9.000%                71           11,538,825      6.87         8.783         629        162,519      85.53      38.85
9.001% to 9.500%                34            3,932,329      2.34         9.283         617        115,657      82.33      63.89
9.501% to 10.000%               30            2,630,990      1.57         9.832         601         87,700      84.68      35.50
10.001% to 10.500%              11              993,430      0.59        10.352         592         90,312      86.44      62.50
10.501% to 11.000%              26            2,420,862      1.44        10.802         589         93,110      87.45      32.77
11.001% to 11.500%               5              400,280      0.24        11.306         619         80,056      92.05     100.00
11.501% to 12.000%               2              136,900      0.08        11.681         684         68,450      78.41      65.85
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         853         $168,020,912    100.00%        7.526%        643       $196,976      79.48%     42.08%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.875% per annum to 11.780% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.526% per annum.

REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE
     RANGE OF                  NUMBER        PRINCIPAL    PERCENT OF    WEIGHTED      WEIGHTED
REMAINING MONTHS            OF MORTGAGE       BALANCE      MORTGAGE      AVERAGE      AVERAGE      AVERAGE     ORIGINAL    FULL
TO STATED MATURITY             LOANS        OUTSTANDING      POOL        COUPON         FICO       BALANCE       LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
169 to 180                      111        $ 17,053,333     10.15%        7.972%         646      $153,634      77.90%     39.75%
229 to 240                        3             413,868      0.25         6.819          687       137,956      75.57      18.34
325 to 336                        1             191,113      0.11         9.250          593       191,113      94.98     100.00
337 to 348                        9           1,037,361      0.62         9.224          637       115,262      87.68      43.26
349 to 360                      729         149,325,237     88.87         7.463          642       204,836      79.59      42.33
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          853        $168,020,912    100.00%        7.526%         643      $196,976      79.48%     42.08%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE
       RANGE OF                NUMBER        PRINCIPAL    PERCENT OF    WEIGHTED      WEIGHTED
ORIGINAL MORTGAGE LOAN      OF MORTGAGE       BALANCE      MORTGAGE     AVERAGE       AVERAGE     AVERAGE      ORIGINAL    FULL
  PRINCIPAL BALANCES           LOANS        OUTSTANDING      POOL        COUPON         FICO      BALANCE        LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                  46        $  1,895,723       1.13%      9.495%          611      $ 41,211       79.42%    67.38%
$50,001 to $100,000             197          14,904,642       8.87       8.254           625        75,658       79.81     54.29
$100,001 to $150,000            182          22,595,980      13.45       7.868           634       124,154       82.29     45.07
$150,001 to $200,000            133          22,964,946      13.67       7.632           632       172,669       81.92     44.84
$200,001 to $250,000             84          18,898,587      11.25       7.401           638       224,983       80.27     39.77
$250,001 to $300,000             48          13,109,903       7.80       7.472           616       273,123       81.21     59.95
$300,001 to $350,000             46          14,960,896       8.90       7.393           637       325,237       78.33     50.35
$350,001 to $400,000             30          11,380,799       6.77       7.478           658       379,360       80.10     29.91
$400,001 to $450,000             22           9,407,641       5.60       7.328           671       427,620       78.50     40.80
$450,001 to $500,000             25          11,843,784       7.05       7.134           685       473,751       78.16     19.56
$500,001 to $550,000              9           4,773,589       2.84       7.492           661       530,399       75.78     22.35
$550,001 to $600,000             11           6,345,469       3.78       7.147           646       576,861       73.06     27.15
$600,001 to $650,000              8           5,061,955       3.01       6.950           644       632,744       77.63     62.40
$650,001 to $700,000              3           2,091,307       1.24       6.959           688       697,102       75.37     33.22
$700,001 to $750,000              2           1,457,500       0.87       6.256           655       728,750       75.08     50.77
$750,001 to $800,000              2           1,562,140       0.93       7.376           663       781,070       75.07      0.00
$850,001 to $900,000              1             899,381       0.54       7.875           639       899,381       75.00      0.00
$900,001 to $950,000              1             908,611       0.54       7.375           701       908,611       70.00      0.00
$950,001 to $1,000,000            3           2,958,058       1.76       6.149           656       986,019       71.07     33.76
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          853        $168,020,912     100.00%      7.526%          643      $196,976       79.48%    42.08%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $19,765 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $196,976.

PRODUCT TYPES

                                             AGGREGATE
                               NUMBER        PRINCIPAL    PERCENT OF    WEIGHTED      WEIGHTED
                            OF MORTGAGE       BALANCE      MORTGAGE      AVERAGE       AVERAGE    AVERAGE      ORIGINAL    FULL
   PRODUCT TYPES               LOANS        OUTSTANDING      POOL        COUPON         FICO      BALANCE         LTV      DOC
--------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans               29       $  3,517,852       2.09%      7.245%          635      $121,305      70.96%    73.31%
20 Year Fixed Loans                3            413,868       0.25       6.819           687       137,956      75.57     18.34
30 Year Fixed Loans              399         76,908,135      45.77       7.552           647       192,752      81.11     45.23
15/30 Balloon Loans               82         13,535,482       8.06       8.161           649       165,067      79.70     31.03
6 Month LIBOR Loans                5          2,647,817       1.58       5.742           684       529,563      64.52      0.00
2/28 LIBOR Loans                 279         58,024,849      34.53       7.490           635       207,974      78.95     40.49
3/27 LIBOR Loans                  36          7,624,492       4.54       7.275           611       211,791      78.80     66.69
5/25 LIBOR Loans                  20          5,348,417       3.18       7.405           666       267,421      75.56      8.93
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           853       $168,020,912     100.00%      7.526%          643      $196,976      79.48%    42.08%
--------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

ADJUSTMENT TYPE

                                            AGGREGATE
                               NUMBER       PRINCIPAL     PERCENT OF    WEIGHTED      WEIGHTED
                            OF MORTGAGE      BALANCE       MORTGAGE     AVERAGE        AVERAGE    AVERAGE      ORIGINAL    FULL
ADJUSTMENT TYPE                LOANS       OUTSTANDING       POOL        COUPON         FICO      BALANCE        LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
ARM                             340        $ 73,645,576      43.83%      7.399%          637      $216,605      78.17%    39.45%
Fixed Rate                      513          94,375,336      56.17       7.625           647       183,968      80.50     44.13
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          853        $168,020,912     100.00%      7.526%          643      $196,976      79.48%    42.08%
--------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE
                               NUMBER       PRINCIPAL     PERCENT OF    WEIGHTED      WEIGHTED
                            OF MORTGAGE      BALANCE       MORTGAGE     AVERAGE       AVERAGE     AVERAGE      ORIGINAL    FULL
        STATE                  LOANS       OUTSTANDING       POOL        COUPON         FICO      BALANCE        LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
Alabama                           7        $    789,065       0.47%       8.403%        625       $112,724      78.52%     38.31%
Arizona                          19           4,040,568       2.40        7.343         627        212,661      79.83      59.14
Arkansas                          4             291,494       0.17        7.996         613         72,874      89.97      32.93
California                      125          33,865,744      20.16        7.161         636        270,926      78.45      59.84
Colorado                         26           5,270,949       3.14        7.654         608        202,729      78.29      53.07
Connecticut                      17           3,700,977       2.20        7.169         640        217,705      72.53      18.80
Delaware                          4             899,285       0.54        7.706         687        224,821      84.32      23.83
District of Columbia              7           1,490,957       0.89        6.789         665        212,994      76.47      25.91
Florida                         109          16,622,688       9.89        7.667         652        152,502      81.30      26.04
Georgia                          36           5,405,199       3.22        7.929         621        150,144      86.87      75.42
Hawaii                            7           2,160,665       1.29        6.820         613        308,666      76.22      83.20
Illinois                         47           9,478,286       5.64        8.236         635        201,666      82.64      54.24
Indiana                          11             612,256       0.36        8.734         609         55,660      85.65      81.08
Kansas                            2             368,050       0.22        8.990         657        184,025      85.00       0.00
Kentucky                          6             654,619       0.39        8.081         616        109,103      87.87      71.65
Louisiana                         5             611,382       0.36        8.436         672        122,276      92.62      63.37
Maine                             3             731,852       0.44        8.870         637        243,951      79.33      17.03
Maryland                         32           6,658,957       3.96        7.451         656        208,092      79.15      20.33
Massachusetts                    29           7,179,389       4.27        7.680         644        247,565      74.63      17.01
Michigan                         15           2,194,013       1.31        7.782         630        146,268      75.57      21.86
Minnesota                         5           1,331,965       0.79        7.658         690        266,393      73.69       0.00
Mississippi                       5           1,904,679       1.13        5.927         663        380,936      78.51      54.68
Missouri                          4             703,671       0.42        8.054         646        175,918      77.32      22.38
Montana                           3             347,178       0.21        7.299         634        115,726      89.46     100.00
Nevada                           11           2,326,213       1.38        7.548         627        211,474      79.92      33.77
New Hampshire                     6           1,009,108       0.60        7.659         598        168,185      83.33      45.54
New Jersey                       51          11,675,985       6.95        7.208         650        228,941      77.82      34.05
New Mexico                        3             307,750       0.18        8.232         628        102,583      86.74      45.90
New York                         43          12,758,954       7.59        7.488         673        296,720      80.44      25.27
North Carolina                   15           1,921,236       1.14        8.029         615        128,082      90.73      79.44
North Dakota                      1              50,237       0.03        7.750         573         50,237      69.86     100.00
Ohio                              9             534,073       0.32       10.153         632         59,341      87.49      66.25
Oklahoma                         11             812,647       0.48        8.576         608         73,877      82.27      67.82
Oregon                           16           2,746,828       1.63        7.220         649        171,677      84.03      56.10
Pennsylvania                     29           3,123,224       1.86        7.810         616        107,697      84.09      85.87
Rhode Island                     12           1,511,948       0.90        7.789         696        125,996      75.43       0.00
South Carolina                    6             910,253       0.54        7.466         647        151,709      74.44      24.24
Tennessee                        16           2,371,253       1.41        8.035         628        148,203      82.25      43.92
Texas                            37           5,260,834       3.13        8.177         636        142,185      76.17      34.30
Utah                              5           2,267,586       1.35        6.699         680        453,517      73.34       7.66
Virginia                         35           8,403,687       5.00        7.478         649        240,105      77.36      30.56
Washington                       14           2,208,158       1.31        7.496         646        157,726      80.31      40.60
West Virginia                     1              51,750       0.03        9.615         604         51,750      90.00     100.00
Wisconsin                         4             455,300       0.27        7.762         654        113,825      80.16      18.63
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          853        $168,020,912     100.00%       7.526%        643       $196,976      79.48%     42.08%
---------------------------------------------------------------------------------------------------------------------------------

(1) No more than approximately 0.82% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE
                               NUMBER       PRINCIPAL     PERCENT OF    WEIGHTED      WEIGHTED
RANGE OF ORIGINAL LOAN-TO-  OF MORTGAGE      BALANCE       MORTGAGE     AVERAGE       AVERAGE     AVERAGE      ORIGINAL    FULL
    VALUE RATIOS               LOANS        OUTSTANDING      POOL        COUPON         FICO      BALANCE        LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  22         $  3,867,077       2.30%      7.279%          606      $175,776      40.94%    45.67%
50.01% to 55.00%                 8            1,781,769       1.06       6.689           605       222,721      52.47     31.33
55.01% to 60.00%                 7            2,240,062       1.33       6.393           631       320,009      56.73     39.75
60.01% to 65.00%                19            3,287,094       1.96       7.202           589       173,005      63.67     36.93
65.01% to 70.00%               102           23,948,355      14.25       6.877           658       234,788      69.36     19.20
70.01% to 75.00%                81           16,579,610       9.87       7.423           627       204,687      74.33     39.75
75.01% to 80.00%               252           56,471,312      33.61       7.391           653       224,093      79.52     29.48
80.01% to 85.00%                92           15,523,036       9.24       7.724           625       168,729      84.02     67.48
85.01% to 90.00%               161           27,309,574      16.25       8.143           645       169,625      89.72     58.86
90.01% to 95.00%                89           13,942,630       8.30       8.123           630       156,659      94.84     72.46
95.01% to 100.00%               20            3,070,393       1.83       8.377           680       153,520      99.37     57.98
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         853         $168,020,912     100.00%      7.526%          643      $196,976      79.48%    42.08%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.88% to 100.00% and the weighted average Original Loan-to-Value of the Mortgage Loans was approximately 79.48%.

LOAN PURPOSE

                                            AGGREGATE
                               NUMBER       PRINCIPAL     PERCENT OF    WEIGHTED      WEIGHTED
                            OF MORTGAGE      BALANCE       MORTGAGE      AVERAGE       AVERAGE    AVERAGE      ORIGINAL    FULL
      LOAN PURPOSE             LOANS       OUTSTANDING       POOL        COUPON         FICO      BALANCE        LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
Purchase                       401         $ 74,994,716      44.63%      7.713%          662      $187,019      82.38%    34.68%
Refinance - Cashout            338           69,479,575      41.35       7.416           622       205,561      76.65     52.38
Refinance - Rate/Term          114           23,546,621      14.01       7.253           642       206,549      78.57     35.22
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         853         $168,020,912     100.00%      7.526%          643      $196,976      79.48%    42.08%
--------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                            AGGREGATE
                               NUMBER       PRINCIPAL     PERCENT OF    WEIGHTED      WEIGHTED
                            OF MORTGAGE      BALANCE       MORTGAGE      AVERAGE       AVERAGE    AVERAGE      ORIGINAL    FULL
      PROPERTY TYPE            LOANS       OUTSTANDING       POOL        COUPON         FICO      BALANCE        LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         534        $100,165,754      59.62%      7.489%          630      $187,576      79.17%     47.39%
Townhouse                         2             120,230       0.07       9.252           609        60,115      90.73     100.00
Condo                            48           9,398,065       5.59       7.534           667       195,793      79.13      44.07
2-4 Family                      149          31,862,343      18.96       7.731           673       213,841      79.16      25.68
Manufactured Housing             38           3,483,067       2.07       7.678           644        91,660      84.37      40.51
Planned Unit Development         82          22,991,452      13.68       7.365           644       280,384      80.62      40.80
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          853        $168,020,912     100.00%      7.526%          643      $196,976      79.48%     42.08%
---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

DOCUMENTATION

                                             AGGREGATE
                               NUMBER        PRINCIPAL    PERCENT OF    WEIGHTED      WEIGHTED
                            OF MORTGAGE      BALANCE       MORTGAGE      AVERAGE       AVERAGE    AVERAGE      ORIGINAL    FULL
DOCUMENTATION                  LOANS       OUTSTANDING       POOL        COUPON         FICO      BALANCE        LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
Full                            406        $ 70,700,113     42.08%       7.562%          616      $174,138      82.14%    100.00%
Reduced                         196          37,639,210      22.4        7.596           635       192,037      76.81       0.00
Stated                          146          37,345,994     22.23        7.380           675       255,794      75.90       0.00
NINA/NoDoc                       49          11,451,893      6.82        7.712           696       233,712      83.80       0.00
No Ratio                         56          10,883,702      6.48        7.353           673       194,352      79.12       0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          853        $168,020,912    100.00%       7.526%          643      $196,976      79.48%     42.08%
---------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                            AGGREGATE
                               NUMBER       PRINCIPAL     PERCENT OF    WEIGHTED      WEIGHTED
                            OF MORTGAGE      BALANCE       MORTGAGE      AVERAGE       AVERAGE    AVERAGE      ORIGINAL    FULL
 OCCUPANCY                     LOANS       OUTSTANDING       POOL        COUPON         FICO      BALANCE        LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
Primary                         672        $141,243,341     84.06%       7.428%          638      $210,184       79.33%   43.60%
Investment                      161          22,381,708     13.32        8.083           670       139,017       79.90    32.78
Second Home                      20           4,395,864      2.62        7.844           666       219,793       82.02    40.43
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          853        $168,020,912    100.00%       7.526%          643      $196,976       79.48%   42.08%
--------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

                                             AGGREGATE
                               NUMBER        PRINCIPAL    PERCENT OF    WEIGHTED      WEIGHTED
                            OF MORTGAGE       BALANCE      MORTGAGE      AVERAGE       AVERAGE    AVERAGE      ORIGINAL    FULL
PREPAYMENT PENALTY TERM        LOANS       OUTSTANDING      POOL         COUPON         FICO      BALANCE        LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
None                            299        $ 62,009,361     36.91%       7.658%          647      $207,389      80.83%    43.25%
6 Months                          2             368,050      0.22        8.990           657       184,025      85.00      0.00
12 Months                        32           6,622,294      3.94        7.625           645       206,947      74.01     15.96
24 Months                       193          39,588,795     23.56        7.457           637       205,123      80.10     38.71
36 Months                       281          50,830,093     30.25        7.409           639       180,890      78.23     50.44
60 Months                        46           8,602,319      5.12        7.441           655       187,007      78.24     21.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          853        $168,020,912    100.00%       7.526%          643      $196,976      79.48%    42.08%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 32 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

CREDIT SCORES

                                             AGGREGATE
                             NUMBER          PRINCIPAL     PERCENT OF    WEIGHTED      WEIGHTED
                           OF MORTGAGE        BALANCE       MORTGAGE      AVERAGE      AVERAGE       AVERAGE     ORIGINAL    FULL
RANGE OF CREDIT SCORES       LOANS          OUTSTANDING       POOL        COUPON         FICO        BALANCE       LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
501 to 550                      63         $ 10,150,956        6.04%      8.312%          536        $161,126     73.57%     79.34%
551 to 600                     162           26,941,789       16.03       7.769           577         166,307     79.49      65.35
601 to 650                     327           57,970,977        34.5       7.514           627         177,281     80.26      51.74
651 to 700                     192           45,519,811       27.09       7.437           673         237,082     80.18      27.32
701 to 750                      88           22,506,710        13.4       7.188           722         255,758     78.42       5.23
751 to 800                      21            4,930,669        2.93       7.075           765         234,794     80.83      29.03
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         853         $168,020,912      100.00%      7.526%          643        $196,976     79.48%     42.08%
----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 793 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

MORTGAGE INSURANCE

                                            AGGREGATE
                              NUMBER        PRINCIPAL      PERCENT OF    WEIGHTED      WEIGHTED
                           OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE      AVERAGE       AVERAGE     ORIGINAL    FULL
  MORTGAGE INSURANCE          LOANS        OUTSTANDING        POOL        COUPON         FICO        BALANCE       LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
Borrower Paid Mortgage
Insurance                      101         $ 16,023,752        9.54%      7.727%          636        $158,651     91.65%     66.76%
Lender Paid Mortgage
Insurance                       28            6,860,773        4.08       7.922           650         245,028     79.07      40.78
LTV>80 and no Mortgage
Insurance                      255           41,291,696       24.58       8.137           635         161,928     89.34      67.17
Other                          469          103,844,692        61.8       7.226           646         221,417      73.7      28.38
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         853         $168,020,912      100.00%      7.526%          643        $196,976     79.48%     42.08%
----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

MARGINS

                                             AGGREGATE
                             NUMBER          PRINCIPAL       PERCENT OF    WEIGHTED      WEIGHTED
                          OF MORTGAGE         BALANCE         MORTGAGE      AVERAGE      AVERAGE       AVERAGE    ORIGINAL    FULL
 RANGE OF MARGINS            LOANS          OUTSTANDING         POOL        COUPON         FICO        BALANCE       LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                5           $ 3,705,210         5.03%       5.572%          682       $741,042     67.95%     26.96%
2.501% to 3.000%               11             3,932,336         5.34        6.511           696        357,485     68.89       0.00
3.501% to 4.000%                1               221,045          0.3        6.375           723        221,045     75.00       0.00
4.001% to 4.500%               22             4,950,816         6.72        6.639           656        225,037     76.89      40.08
4.501% to 5.000%               87            20,362,909        27.65        7.313           668        234,056     77.04      18.97
5.001% to 5.500%                3               623,868         0.85        6.969           585        207,956     81.09      20.50
5.501% to 6.000%               66            15,311,613        20.79        7.104           609        231,994     75.11      49.63
6.001% to 6.500%               95            17,565,214        23.85        8.192           609        184,897     84.36      56.42
6.501% to 7.000%               10             1,522,251         2.07        8.083           631        152,225     73.43      56.84
7.001% to 7.500%                7               615,204         0.84        7.783           628         87,886     87.64      78.46
7.501% to 8.000%               10             1,333,729         1.81        8.190           616        133,373     86.12      56.07
8.001% to 8.500%               13             1,988,458          2.7        8.513           597        152,958     89.02      86.68
8.501% to 9.000%                7             1,255,301          1.7        8.458           598        179,329     86.10      47.06
9.501% to 10.000%               1                45,905         0.06       11.280           596         45,905    100.00     100.00
10.001% to 10.500%              1               116,787         0.16       10.990           516        116,787     90.00     100.00
10.501% to 11.000%              1                94,930         0.13       10.880           539         94,930     51.35          0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        340           $73,645,576       100.00%       7.399%          637       $216,605     78.17%     39.45%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.477% per annum.

MAXIMUM MORTGAGE
RATES

                                             AGGREGATE
                            NUMBER           PRINCIPAL       PERCENT OF    WEIGHTED      WEIGHTED
 RANGE OF MAXIMUM         OF MORTGAGE         BALANCE         MORTGAGE      AVERAGE      AVERAGE       AVERAGE    ORIGINAL    FULL
  MORTGAGE RATES             LOANS          OUTSTANDING         POOL        COUPON         FICO        BALANCE       LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
11.000% or less                 6           $ 1,984,811         2.70%       5.210%          678       $330,802     72.99%     50.32%
11.001% to 11.500%             14             3,084,509         4.19        6.286           696        220,322     72.53      20.31
11.501% to 12.000%             38             9,859,219        13.39        6.654           680        259,453     73.61       7.86
12.001% to 12.500%             37            12,108,594        16.44        6.901           654        327,259     74.17      20.81
12.501% to 13.000%             52            11,754,378        15.96        7.122           628        226,046     79.25      50.69
13.001% to 13.500%             39            10,204,831        13.86        7.396           613        261,662     75.71      46.97
13.501% to 14.000%             53            10,330,597        14.03        7.732           619        194,917     82.70      53.66
14.001% to 14.500%             37             6,769,886         9.19        8.339           626        182,970     84.09      50.33
14.501% to 15.000%             24             3,895,666         5.29        8.776           585        162,319     83.74      50.78
15.001% to 15.500%             12             1,498,717         2.04        9.091           618        124,893     83.82      62.51
15.501% to 16.000%              9               728,005         0.99        9.902           600         80,889     87.61      64.97
16.001% to 16.500%              6               471,706         0.64       10.314           618         78,618     81.01      82.27
16.501% to 17.000%              7               507,627         0.69       10.831           593         72,518     82.33      50.95
17.001% to 17.500%              5               400,280         0.54       11.306           619         80,056     92.05     100.00
17.501% to 18.000%              1                46,750         0.06       11.780           620         46,750     85.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        340           $73,645,576       100.00%       7.399%          637       $216,605     78.17%     39.45%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.375% per annum to 17.780% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.088% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

NEXT ADJUSTMENT DATE

                                             AGGREGATE
                             NUMBER          PRINCIPAL       PERCENT OF    WEIGHTED      WEIGHTED
                          OF MORTGAGE         BALANCE         MORTGAGE      AVERAGE      AVERAGE       AVERAGE    ORIGINAL    FULL
NEXT ADJUSTMENT DATE         LOANS          OUTSTANDING         POOL        COUPON         FICO        BALANCE      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
August 2003                     2           $   994,000         1.35%       5.597%          697      $  497,000    70.00%      0.00%
September 2003                  1             1,000,000         1.36        6.125           648       1,000,000    56.66       0.00
October 2003                    2               653,817         0.89        5.375           721         326,909    68.21       0.00
November 2004                   3               629,788         0.86        8.137           707         209,929    96.26      37.36
December 2004                   2               475,170         0.65        7.301           675         237,585    77.42       9.66
January 2005                    4             1,365,306         1.85        7.313           654         341,327    78.05       5.92
February 2005                   7             1,861,510         2.53        7.375           667         265,930    77.45      35.19
March 2005                     17             4,794,677         6.51        7.100           674         282,040    79.71      31.85
April 2005                     50            10,707,416        14.54        7.234           664         214,148    76.41      23.48
May 2005                      175            35,281,628        47.91        7.602           620         201,609    79.02      46.97
June 2005                      21             2,909,355         3.95        7.753           603         138,541    84.06      64.11
January 2006                    1               116,787         0.16       10.990           516         116,787    90.00     100.00
February 2006                   1               448,896         0.61        8.490           674         448,896    37.50       0.00
March 2006                      2               140,243         0.19        7.971           620          70,121    58.63       0.00
April 2006                      4             1,289,661         1.75        7.025           593         322,415    83.48      94.40
May 2006                       26             5,313,706         7.22        7.050           613         204,373    80.87      65.70
June 2006                       2               315,200         0.43        8.668           608         157,600    88.22      82.23
March 2008                      2               287,414         0.39        7.015           654         143,707    73.53       0.00
April 2008                     14             4,110,534         5.58        7.423           671         293,610    76.40      11.62
May 2008                        4               950,470         1.29        7.446           644         237,618    72.53       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        340           $73,645,576       100.00%       7.399%          637      $  216,605    78.17%     39.45%
-----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

                              ASSUMED MORTGAGE POOL
                            FIXED RATE MORTGAGE LOANS

                                                                                                               ORIGINAL
                                                                               ORIGINAL        REMAINING       MONTHS TO
                                            NET      ORIGINAL    REMAINING   AMORTIZATION    AMORTIZATION     PREPAYMENT
                              MORTGAGE    MORTGAGE     TERM        TERM          TERM           TERM            PENALTY
CURRENT BALANCE ($)            RATE(%)     RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)        (MONTHS)       EXPIRATION
------------------------------------------------------------------------------------------------------------------------
   490,289.10                   9.111       8.601       180         177           360             357               0
 1,910,660.38                   8.524       8.014       180         177           360             357              12
   302,550.00                   8.299       7.789       180         178           360             358              24
 7,248,869.43                   8.173       7.663       180         177           360             357              36
 3,583,112.97                   7.803       7.293       180         176           360             356              60
 1,328,377.65                   7.580       6.543       180         176           180             176               0
   124,579.26                   6.250       5.740       180         177           180             177              12
 1,780,585.90                   7.019       6.509       180         178           180             178              36
   284,308.79                   7.533       7.023       180         178           180             178              60
   337,982.00                   6.331       5.821       240         238           240             238               0
    75,886.06                   8.990       8.480       240         238           240             238              36
40,912,378.46                   7.675       7.010       360         356           360             356               0
 2,131,996.54                   7.591       7.081       360         357           360             357              12
 1,479,410.11                   7.189       6.679       360         357           360             357              24
29,463,205.26                   7.382       6.872       360         357           360             357              36
 2,921,144.35                   7.712       7.202       360         356           360             356              60
------------------------------------------------------------------------------------------------------------------------
94,375,336.26
------------------------------------------------------------------------------------------------------------------------

                            ADJUSTABLE RATE MORTGAGE

                                                                       INITIAL
                             NET     ORIGINAL  REMAINING                RATE
CURRENT          MORTGAGE  MORTGAGE    TERM       TERM       GROSS     CHANGE   PERIODIC
BALANCE ($)      RATE(%)    RATE(%)  (MONTHS)   (MONTHS)    MARGIN(%)  CAP(%)    CAP(%)
----------------------------------------------------------------------------------------
   717,500.00     5.875     5.365      360        355        2.500      1.000     1.000
   776,490.00     5.197     4.687      360        356        2.464      1.000     1.000
 1,153,827.43     6.025     5.515      360        356        2.192      1.000     1.000
15,554,139.34     7.645     7.135      360        357        5.741      3.000     1.000
 2,007,676.63     7.141     6.631      360        357        4.975      3.000     1.000
34,370,716.44     7.514     7.004      360        357        5.872      2.990     1.000
 5,655,101.26     6.951     6.441      360        357        3.891      3.031     1.000
   368,050.00     8.990     8.480      360        358        6.500      3.000     1.000
    69,165.41     6.625     6.115      360        357        4.625      3.000     1.000
 2,479,962.04     7.894     7.384      360        357        6.681      3.000     1.000
 1,111,450.42     5.369     4.859      360        358        2.681      3.000     1.000
 4,033,079.72     7.420     6.910      360        358        6.282      3.000     1.000
   188,732.32     7.750     7.240      360        357        5.000      5.000     1.000
   447,381.06     6.505     5.995      360        357        4.522      5.000     1.000
 2,324,668.06     7.682     7.172      360        357        5.000      5.000     1.000
 1,796,875.66     7.458     6.948      360        357        4.987      4.847     1.000
   590,760.34     6.728     6.218      360        357        4.835      4.312     1.000
----------------------------------------------------------------------------------------
73,645,576.13
----------------------------------------------------------------------------------------

                                                      NUMBER OF
                                                        MONTHS                 ORIGINAL
                                          RATE        UNTIL NEXT               MONTHS TO
                                         CHANGE          RATE                 PREPAYMENT
CURRENT            MAXIMUM    MINIMUM   FREQUENCY     ADJUSTMENT                PENALTY
BALANCE ($)        RATE(%)    RATE(%)    (MONTHS)        DATE        INDEX    EXPIRATION
----------------------------------------------------------------------------------------
   717,500.00       11.875     5.875        6             1       6 Mo LIBOR      0
   776,490.00       11.036     5.197        6             2       6 Mo LIBOR     36
 1,153,827.43       12.025     6.025        6             2       6 Mo LIBOR     60
15,554,139.34       13.582     7.007        6            21       6 Mo LIBOR      0
 2,007,676.63       12.141     5.886        6            21       6 Mo LIBOR     12
34,370,716.44       13.224     7.419        6            21       6 Mo LIBOR     24
 5,655,101.26       12.581     6.862        6            21       6 Mo LIBOR     36
   368,050.00       14.990     8.990        6            22       6 Mo LIBOR      6
    69,165.41       12.625     4.625        6            21       6 Mo LIBOR     60
 2,479,962.04       13.830     7.556        6            33       6 Mo LIBOR      0
 1,111,450.42       10.471     5.369        6            34       6 Mo LIBOR     24
 4,033,079.72       13.137     7.479        6            34       6 Mo LIBOR     36
   188,732.32       12.750     7.750        6            57       6 Mo LIBOR      0
   447,381.06       11.505     6.505        6            57       6 Mo LIBOR     12
 2,324,668.06       12.682     5.538        6            57       6 Mo LIBOR     24
 1,796,875.66       12.458     7.268        6            57       6 Mo LIBOR     36
   590,760.34       11.728     5.952        6            57       6 Mo LIBOR     60
----------------------------------------------------------------------------------------
73,645,576.13
----------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

                               ONE MONTH LIBOR CAP

      BEGINNING     ENDING        NOTIONAL     LOWER COLLAR   UPPER COLLAR
MON    ACCRUAL     ACCRUAL       BALANCE ($)       (%)             (%)
  1      8/5/03     8/25/03    168,020,912.39     10.247         8.850
  2     8/25/03     9/25/03    165,161,118.72      6.476         8.850
  3     9/25/03    10/25/03    162,192,680.81      6.720         8.850
  4    10/25/03    11/25/03    159,115,552.48      6.493         8.850
  5    11/25/03    12/25/03    155,930,594.96      6.726         8.850
  6    12/25/03     1/25/04    152,639,586.03      6.499         8.850
  7     1/25/04     2/25/04    149,245,222.37      6.503         8.850
  8     2/25/04     3/25/04    145,843,518.04      6.987         8.850
  9     3/25/04     4/25/04    142,516,045.49      6.525         8.850
 10     4/25/04     5/25/04    139,266,209.82      6.759         8.850
 11     5/25/04     6/25/04    136,092,150.30      6.532         8.850
 12     6/25/04     7/25/04    132,992,051.98      6.767         8.850
 13     7/25/04     8/25/04    129,964,144.56      6.540         8.850
 14     8/25/04     9/25/04    127,006,701.28      6.547         8.850
 15     9/25/04    10/25/04    124,118,037.76      6.794         8.850
 16    10/25/04    11/25/04    121,296,511.02      6.566         8.850
 17    11/25/04    12/25/04    118,540,518.38      6.802         8.850
 18    12/25/04     1/25/05    115,848,496.44      6.574         8.850
 19     1/25/05     2/25/05    113,218,920.15      6.579         8.850
 20     2/25/05     3/25/05    110,650,301.79      7.336         8.850
 21     3/25/05     4/25/05    108,141,190.06      6.602         8.850
 22     4/25/05     5/25/05    105,690,169.19      7.770         8.850
 23     5/25/05     6/25/05    103,294,420.49      7.513         8.850
 24     6/25/05     7/25/05    100,954,109.62      7.778         8.850
 25     7/25/05     8/25/05     98,667,919.09      7.515         8.850
 26     8/25/05     9/25/05     96,434,563.60      7.519         8.850
 27     9/25/05    10/25/05     94,252,789.19      7.795         8.850
 28    10/25/05    11/25/05     92,121,372.54      7.824         8.850
 29    11/25/05    12/25/05     90,039,120.11      8.101         8.850
 30    12/25/05     1/25/06     88,004,867.46      7.827         8.850
 31     1/25/06     2/25/06     86,017,478.50      7.827         8.850
 32     2/25/06     3/25/06     84,075,844.77      8.714         8.850
 33     3/25/06     4/25/06     82,178,884.78      7.842         8.850
 34     4/25/06     5/25/06     80,325,543.32      8.450         8.850
 35     5/25/06     6/25/06     78,514,776.61      8.241         8.850
 36     6/25/06     7/25/06     76,745,610.02      8.529         8.850
 37     7/25/06     8/25/06     75,017,047.45      8.241         8.850
 38     8/25/06     9/25/06     73,328,132.42      8.196         8.850
 39     9/25/06    10/25/06     71,677,931.62      8.474         8.850
 40    10/25/06    11/25/06     70,065,534.34      8.397         8.850
 41    11/25/06    12/25/06     68,490,051.89      8.708         8.850
 42    12/25/06     1/25/07     66,950,617.08      8.405         8.850
 43     1/25/07     2/25/07     65,446,383.66      8.396         8.850
 44     2/25/07     3/25/07     63,976,525.79      9.328         8.850
 45     3/25/07     4/25/07     62,540,237.61      8.378         8.850
 46     4/25/07     5/25/07     61,136,732.63      8.673         8.850
 47     5/25/07     6/25/07     59,765,243.34      8.395         8.850
 48     6/25/07     7/25/07     58,425,020.72      8.679         8.850
 49     7/25/07     8/25/07     57,115,333.76      8.377         8.850
 50     8/25/07     9/25/07     55,835,469.02      8.368         8.850
 51     9/25/07    10/25/07     54,584,730.22      8.651         8.850
 52    10/25/07    11/25/07     53,362,437.79      8.360         8.850
 53    11/25/07    12/25/07     52,167,928.47      8.657         8.850
 54    12/25/07     1/25/08     51,000,554.93      8.356         8.850
 55     1/25/08     2/25/08     49,859,685.31      8.347         8.850
 56     2/25/08     3/25/08     48,744,702.92      8.940         8.850
 57     3/25/08     4/25/08     47,655,005.80      8.329         8.850
 58     4/25/08     5/25/08     46,590,006.43      8.725         8.850
 59     5/25/08     6/25/08     45,548,960.58      8.421         8.850
 60     6/25/08     7/25/08     44,531,488.30      8.706         8.850
 61     7/25/08     8/25/08     43,537,042.78      8.402         8.850
 62     8/25/08     9/25/08     42,565,090.26      8.393         8.850
 63     9/25/08    10/25/08     41,615,109.72      8.676         8.850
 64    10/25/08    11/25/08     40,686,592.51      8.377         8.850
 65    11/25/08    12/25/08     39,779,042.14      8.660         8.850
 66    12/25/08     1/25/09     38,891,973.91      8.359         8.850
 67     1/25/09     2/25/09     38,024,914.63      8.349         8.850
 68     2/25/09     3/25/09     37,177,402.40      9.277         8.850
 69     3/25/09     4/25/09     36,348,986.23      8.331         8.850
 70     4/25/09     5/25/09     35,539,225.88      8.613         8.850
 71     5/25/09     6/25/09     34,747,691.51      8.313         8.850
 72     6/25/09     7/25/09     33,973,963.50      8.594         8.850
 73     7/25/09     8/25/09     33,217,632.13      8.295         8.850
 74     8/25/09     9/25/09     32,478,297.40      8.286         8.850
 75     9/25/09    10/25/09     31,755,568.77      8.566         8.850
 76    10/25/09    11/25/09     31,049,064.91      8.268         8.850
 77    11/25/09    12/25/09     30,358,413.51      8.548         8.850
 78    12/25/09     1/25/10     29,683,251.03      8.250         8.850
 79     1/25/10     2/25/10     29,023,222.50      8.242         8.850
 80     2/25/10     3/25/10     28,377,981.35      9.158         8.850
 81     3/25/10     4/25/10     27,747,189.12      8.224         8.850
 82     4/25/10     5/25/10     27,130,515.35      8.503         8.850
 83     5/25/10     6/25/10     26,527,637.33      8.207         8.850
 84     6/25/10     7/25/10     25,938,239.95      8.485         8.850
 85     7/25/10     8/25/10     25,362,015.48      8.190         8.850
 86     8/25/10     9/25/10     24,798,663.42      8.181         8.850
 87     9/25/10    10/25/10     24,247,890.31      8.459         8.850
 88    10/25/10    11/25/10     23,709,409.58      8.164         8.850
 89    11/25/10    12/25/10     23,182,941.36      8.448         8.850
 90    12/25/10     1/25/11     22,668,212.32      8.162         8.850
 91     1/25/11     2/25/11     22,164,955.53      8.161         8.850
 92     2/25/11     3/25/11     21,672,910.29      9.077         8.850
 93     3/25/11     4/25/11     21,191,822.01      8.159         8.850
 94     4/25/11     5/25/11     20,721,442.00      8.444         8.850
 95     5/25/11     6/25/11     20,261,527.41      8.159         8.850
 96     6/25/11     7/25/11     19,811,841.01      8.444         8.850
 97     7/25/11     8/25/11     19,372,151.11      8.159         8.850
 98     8/25/11     9/25/11     18,942,231.43      8.160         8.850
 99     9/25/11    10/25/11     18,521,860.91      8.446         8.850
100    10/25/11    11/25/11     18,110,823.65      8.161         8.850
101    11/25/11    12/25/11     17,708,908.77      8.448         8.850
102    12/25/11     1/25/12     17,315,910.26      8.164         8.850
103     1/25/12     2/25/12     16,931,626.91      8.166         8.850

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                            AVAILABLE             AVAILABLE
PERIOD       DATE      FUNDS CAP (%)(1)(2)   FUNDS CAP (%)(1)(3)
------     --------    -------------------   -------------------
   1        8/25/03          10.647                10.647
   2        9/25/03           6.872                 9.293
   3       10/25/03           7.104                 9.289
   4       11/25/03           6.878                 9.294
   5       12/25/03           7.111                 9.291
   6        1/25/04           6.885                 9.297
   7        2/25/04           6.888                 9.297
   8        3/25/04           7.367                 9.288
   9        4/25/04           6.895                 9.299
  10        5/25/04           7.129                 9.295
  11        6/25/04           6.903                 9.301
  12        7/25/04           7.137                 9.297
  13        8/25/04           6.911                 9.303
  14        9/25/04           6.915                 9.305
  15       10/25/04           7.150                 9.300
  16       11/25/04           6.923                 9.306
  17       12/25/04           7.159                 9.302
  18        1/25/05           6.932                 9.309
  19        2/25/05           6.937                 9.310
  20        3/25/05           7.685                 9.291
  21        4/25/05           6.946                 9.312
  22        5/25/05           7.098                 9.281
  23        6/25/05           6.874                 9.289
  24        7/25/05           7.109                 9.281
  25        8/25/05           6.885                 9.290
  26        9/25/05           6.891                 9.291
  27       10/25/05           7.127                 9.283
  28       11/25/05           6.903                 9.283
  29       12/25/05           7.139                 9.274
  30        1/25/06           6.915                 9.284
  31        2/25/06           6.921                 9.285
  32        3/25/06           7.670                 9.254
  33        4/25/06           6.934                 9.285
  34        5/25/06           7.171                 9.264
  35        6/25/06           6.948                 9.273
  36        7/25/06           7.187                 9.262
  37        8/25/06           6.962                 9.273
  38        9/25/06           6.933                 9.272
  39       10/25/06           7.165                 9.263
  40       11/25/06           6.934                 9.265
  41       12/25/06           7.166                 9.254
  42        1/25/07           6.936                 9.264
  43        2/25/07           6.937                 9.264
  44        3/25/07           7.681                 9.728
  45        4/25/07           6.938                 9.265
  46        5/25/07           7.170                 9.256
  47        6/25/07           6.940                 9.264
  48        7/25/07           7.172                 9.255
  49        8/25/07           6.942                 9.264
  50        9/25/07           6.942                 9.265
  51       10/25/07           7.175                 9.256
  52       11/25/07           6.944                 9.265
  53       12/25/07           7.176                 9.256
  54        1/25/08           6.945                 9.264
  55        2/25/08           6.946                 9.265
  56        3/25/08           7.426                 9.340
  57        4/25/08           6.948                 9.265
  58        5/25/08           7.161                 9.254
  59        6/25/08           6.930                 9.263
  60        7/25/08           7.162                 9.254
  61        8/25/08           6.932                 9.263
  62        9/25/08           6.933                 9.263
  63       10/25/08           7.165                 9.255
  64       11/25/08           6.935                 9.264
  65       12/25/08           7.167                 9.255
  66        1/25/09           6.937                 9.263
  67        2/25/09           6.938                 9.264
  68        3/25/09           7.682                 9.677
  69        4/25/09           6.939                 9.264
  70        5/25/09           7.171                 9.256
  71        6/25/09           6.941                 9.264
  72        7/25/09           7.173                 9.257
  73        8/25/09           6.943                 9.265
  74        9/25/09           6.944                 9.265
  75       10/25/09           7.176                 9.258
  76       11/25/09           6.945                 9.265
  77       12/25/09           7.178                 9.258
  78        1/25/10           6.947                 9.266
  79        2/25/10           6.948                 9.265
  80        3/25/10           7.693                 9.558
  81        4/25/10           6.950                 9.266
  82        5/25/10           7.182                 9.258
  83        6/25/10           6.951                 9.266
  84        7/25/10           7.184                 9.259
  85        8/25/10           6.953                 9.266
  86        9/25/10           6.954                 9.266
  87       10/25/10           7.186                 9.259
  88       11/25/10           6.959                 9.267
  89       12/25/10           7.197                 9.260
  90        1/25/11           6.972                 9.267
  91        2/25/11           6.979                 9.268
  92        3/25/11           7.734                 9.477
  93        4/25/11           6.993                 9.269
  94        5/25/11           7.234                 9.262
  95        6/25/11           7.008                 9.270
  96        7/25/11           7.250                 9.262
  97        8/25/11           7.024                 9.271
  98        9/25/11           7.032                 9.271
  99       10/25/11           7.275                 9.263
  100      11/25/11           7.048                 9.273
  101      12/25/11           7.292                 9.264
  102       1/25/12           7.066                 9.274
  103       2/25/12           7.075                 9.275

1. Available Funds Cap means a per annum (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.10% and 1.12%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.10% and 1.12% in month 1, respectively, both increasing to 20.00% thereafter.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

                 DISCOUNT MARGIN AND PRICE/YIELD TABLE (TO CALL)

---------------------------------------------------------------------------------------------
                         0%            80%           100%           150%            200%
                   PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED   PRICING SPEED
                      TO CALL        TO CALL        TO CALL        TO CALL         TO CALL
---------------------------------------------------------------------------------------------
                    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN     DISC MARGIN
---------------------------------------------------------------------------------------------
A
        100.00000             45             45             45             45              45

              WAL          18.04           3.80           3.03           1.87            1.20
         MOD DURN          15.47           3.64           2.93           1.84            1.19
 PRINCIPAL WINDOW  Aug03 - Nov31  Aug03 - Mar14  Aug03 - Feb12  Aug03 - Jan09   Aug03 - Jun07
---------------------------------------------------------------------------------------------
M-1
        100.00000            100            100            100            100             100

              WAL          25.46           6.95           5.59           4.16            3.89
         MOD DURN          19.71           6.43           5.26           4.00            3.75
 PRINCIPAL WINDOW  Dec23 - Nov31  Nov06 - Mar14  Aug06 - Feb12  Dec06 - Jan09   May07 - Jun07
---------------------------------------------------------------------------------------------
M-2
        100.00000            215            215            215            215             215

              WAL          25.46           6.95           5.58           4.01            3.67
         MOD DURN          17.19           6.13           5.04           3.74            3.45
 PRINCIPAL WINDOW  Dec23 - Nov31  Nov06 - Mar14  Aug06 - Feb12  Oct06 - Jan09   Dec06 - Jun07
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                         0%            80%           100%           150%            200%
                   PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED   PRICING SPEED
                      TO CALL        TO CALL        TO CALL        TO CALL         TO CALL
---------------------------------------------------------------------------------------------
                       YIELD          YIELD          YIELD          YIELD           YIELD
---------------------------------------------------------------------------------------------
B
       99.6664800           6.07           6.06           6.06           6.06            6.05

              WAL          25.44           6.91           5.54           3.91            3.40
         MOD DURN          12.65           5.38           4.50           3.37            2.99
 PRINCIPAL WINDOW  Dec23 - Nov31  Nov06 - Mar14  Aug06 - Feb12  Aug06 - Jan09   Sep06 - Jun07
---------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

                       DISCOUNT MARGIN TABLE (TO MATURITY)

---------------------------------------------------------------------------------------------
                         0%            80%           100%           150%            200%
                   PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED   PRICING SPEED
                    TO MATURITY    TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
---------------------------------------------------------------------------------------------
                    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN     DISC MARGIN
---------------------------------------------------------------------------------------------
A
        100.00000             45             48             48             49              48

              WAL          18.10           4.12           3.30           2.06            1.30
         MOD DURN          15.51           3.90           3.16           2.01            1.29
 PRINCIPAL WINDOW  Aug03 - Mar33  Aug03 - Feb26  Aug03 - May22  Aug03 - Jun16   Aug03 - Oct12
---------------------------------------------------------------------------------------------
M-1
        100.00000            100            104            104            104             108

              WAL          25.60           7.59           6.14           4.53            4.64
         MOD DURN          19.79           6.93           5.71           4.32            4.43
 PRINCIPAL WINDOW  Dec23 - Jan33  Nov06 - Jan21  Aug06 - Mar18  Dec06 - Mar13   May07 - May10
---------------------------------------------------------------------------------------------
M-2
        100.00000            215            221            221            221             220

              WAL          25.58           7.47           6.01           4.30            3.87
         MOD DURN          17.24           6.49           5.36           3.98            3.63
 PRINCIPAL WINDOW  Dec23 - Nov32  Nov06 - Sep18  Aug06 - Apr16  Oct06 - Oct11   Dec06 - Jun09
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                         0%            80%           100%           150%            200%
                   PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED   PRICING SPEED
                      TO CALL        TO CALL        TO CALL        TO CALL         TO CALL
---------------------------------------------------------------------------------------------
                       YIELD          YIELD          YIELD          YIELD           YIELD
---------------------------------------------------------------------------------------------

B
       99.6664800           6.07           6.06           6.06           6.06            6.05

              WAL          25.50           7.11           5.70           4.02            3.47
         MOD DURN          12.66           5.48           4.59           3.44            3.04
 PRINCIPAL WINDOW  Dec23 - Jul32  Nov06 - Feb17  Aug06 - Jun14  Aug06 - Aug10   Sep06 - Jul08
---------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

TO MATURITY

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
       DATE             SPEED        SPEED        SPEED         SPEED         SPEED
------------------   -----------  -----------  ------------  ------------  ------------
Initial Percentage       100         100           100           100          100
    25-Jul-04             99          79            74            61           49
    25-Jul-05             98          60            52            34           19
    25-Jul-06             96          46            36            17            3
    25-Jul-07             95          36            29            16            3
    25-Jul-08             93          29            22            10            3
    25-Jul-09             91          23            17             7            2
    25-Jul-10             90          19            13             5            1
    25-Jul-11             88          15            10             3            1
    25-Jul-12             85          12             7             2            *
    25-Jul-13             83          10             6             1            0
    25-Jul-14             81           8             4             1            0
    25-Jul-15             78           6             3             *            0
    25-Jul-16             75           5             3             0            0
    25-Jul-17             72           4             2             0            0
    25-Jul-18             62           3             1             0            0
    25-Jul-19             59           2             1             0            0
    25-Jul-20             55           2             *             0            0
    25-Jul-21             52           1             *             0            0
    25-Jul-22             48           1             0             0            0
    25-Jul-23             44           1             0             0            0
    25-Jul-24             40           *             0             0            0
    25-Jul-25             37           *             0             0            0
    25-Jul-26             33           0             0             0            0
    25-Jul-27             29           0             0             0            0
    25-Jul-28             25           0             0             0            0
    25-Jul-29             20           0             0             0            0
    25-Jul-30             15           0             0             0            0
    25-Jul-31             10           0             0             0            0
    25-Jul-32              4           0             0             0            0
    25-Jul-33              0           0             0             0            0

       WAL             18.10        4.12          3.30          2.06         1.30
Principal Window     Aug03-Mar33  Aug03-Feb26  Aug03-May22   Aug03-Jun16   Aug03-Oct12

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
       DATE             SPEED        SPEED        SPEED         SPEED         SPEED
------------------   -----------  -----------  ------------  ------------  ------------
Initial Percentage       100         100           100           100          100
    25-Jul-04            100         100           100           100          100
    25-Jul-05            100         100           100           100          100
    25-Jul-06            100         100           100           100          100
    25-Jul-07            100          85            68            37           84
    25-Jul-08            100          69            52            24           25
    25-Jul-09            100          55            40            16            5
    25-Jul-10            100          44            30            11            0
    25-Jul-11            100          36            23             7            0
    25-Jul-12            100          29            18             2            0
    25-Jul-13            100          23            13             0            0
    25-Jul-14            100          19            10             0            0
    25-Jul-15            100          15             8             0            0
    25-Jul-16            100          12             5             0            0
    25-Jul-17            100           9             2             0            0
    25-Jul-18            100           7             0             0            0
    25-Jul-19            100           4             0             0            0
    25-Jul-20            100           1             0             0            0
    25-Jul-21            100           0             0             0            0
    25-Jul-22            100           0             0             0            0
    25-Jul-23            100           0             0             0            0
    25-Jul-24             95           0             0             0            0
    25-Jul-25             87           0             0             0            0
    25-Jul-26             79           0             0             0            0
    25-Jul-27             69           0             0             0            0
    25-Jul-28             59           0             0             0            0
    25-Jul-29             48           0             0             0            0
    25-Jul-30             37           0             0             0            0
    25-Jul-31             24           0             0             0            0
    25-Jul-32             10           0             0             0            0
    25-Jul-33              0           0             0             0            0

       WAL             25.60        7.59          6.14          4.53         4.64

Principal Window     Dec23-Jan33  Nov06-Jan21  Aug06-Mar18   Dec06-Mar13   May07-May10

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
       DATE             SPEED        SPEED        SPEED         SPEED         SPEED
------------------   -----------  -----------  ------------  ------------  ------------
Initial Percentage       100         100           100           100          100
    25-Jul-04            100         100           100           100          100
    25-Jul-05            100         100           100           100          100
    25-Jul-06            100         100           100           100          100
    25-Jul-07            100          85            68            37           18
    25-Jul-08            100          69            52            24           10
    25-Jul-09            100          55            40            16            0
    25-Jul-10            100          44            30            11            0
    25-Jul-11            100          36            23             2            0
    25-Jul-12            100          29            18             0            0
    25-Jul-13            100          23            13             0            0
    25-Jul-14            100          19            10             0            0
    25-Jul-15            100          15             4             0            0
    25-Jul-16            100          12             0             0            0
    25-Jul-17            100           8             0             0            0
    25-Jul-18            100           *             0             0            0
    25-Jul-19            100           0             0             0            0
    25-Jul-20            100           0             0             0            0
    25-Jul-21            100           0             0             0            0
    25-Jul-22            100           0             0             0            0
    25-Jul-23            100           0             0             0            0
    25-Jul-24             95           0             0             0            0
    25-Jul-25             87           0             0             0            0
    25-Jul-26             79           0             0             0            0
    25-Jul-27             69           0             0             0            0
    25-Jul-28             59           0             0             0            0
    25-Jul-29             48           0             0             0            0
    25-Jul-30             37           0             0             0            0
    25-Jul-31             24           0             0             0            0
    25-Jul-32             10           0             0             0            0
    25-Jul-33              0           0             0             0            0

       WAL             25.58        7.47          6.01          4.30         3.87

Principal Window     Dec23-Nov32  Nov06-Sep18  Aug06-Apr16   Oct06-Oct11   Dec06-Jun09

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-2HE

TO MATURITY

         PERCENTAGE OF CLASS B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
       DATE             SPEED        SPEED        SPEED         SPEED         SPEED
------------------   -----------  -----------  ------------  ------------  ------------
Initial Percentage       100         100           100           100          100
    25-Jul-04            100         100           100           100          100
    25-Jul-05            100         100           100           100          100
    25-Jul-06            100         100           100           100          100
    25-Jul-07            100          85            68            37           12
    25-Jul-08            100          69            52            22            0
    25-Jul-09            100          55            40             9            0
    25-Jul-10            100          44            30             *            0
    25-Jul-11            100          36            20             0            0
    25-Jul-12            100          29            11             0            0
    25-Jul-13            100          20             5             0            0
    25-Jul-14            100          13             0             0            0
    25-Jul-15            100           7             0             0            0
    25-Jul-16            100           2             0             0            0
    25-Jul-17            100           0             0             0            0
    25-Jul-18            100           0             0             0            0
    25-Jul-19            100           0             0             0            0
    25-Jul-20            100           0             0             0            0
    25-Jul-21            100           0             0             0            0
    25-Jul-22            100           0             0             0            0
    25-Jul-23            100           0             0             0            0
    25-Jul-24             95           0             0             0            0
    25-Jul-25             87           0             0             0            0
    25-Jul-26             79           0             0             0            0
    25-Jul-27             69           0             0             0            0
    25-Jul-28             59           0             0             0            0
    25-Jul-29             48           0             0             0            0
    25-Jul-30             37           0             0             0            0
    25-Jul-31             21           0             0             0            0
    25-Jul-32              0           0             0             0            0
    25-Jul-33

       WAL              25.5        7.11          5.70          4.02         3.47

Principal Window     Dec23-Jul32  Nov06-Feb17  Aug06-Jun14   Aug06-Aug10   Sep06-Jul08

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.